UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 3, 2005


                             PINNACLE AIRLINES CORP.
               (Exact Name of Registrant as Specified in Charter)


                        Commission File Number 001-31898

           Delaware                                             03-0376558
  (State or other jurisdiction                              (I. R. S. Employer
of incorporation or organization)                           Identification No.)

1689 Nonconnah Blvd, Suite 111 Memphis, TN                         38132
 (Address of principal executive offices)                        (Zip Code)


               Registrant's telephone number, including area code
                                 (901) 348-4100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Purchase Agreement

On February 3, 2005, Pinnacle Airlines Corp. ("Pinnacle Airlines") entered into a Purchase Agreement (the "Purchase Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Raymond James & Associates, Inc., as representatives of the several initial purchasers of the convertible senior notes described herein. Subject to the terms and conditions in the Purchase Agreement, Pinnacle Airlines agreed to sell to the initial purchasers, and the initial purchasers agreed to purchase from Pinnacle Airlines, $110,000,000 aggregate principal amount of its 3.25 % Senior Convertible Notes due 2025 (the "Notes"). Each of the initial purchasers agreed to purchase a portion of the aggregate $110,000,000 notes. Pinnacle Airlines has granted to the initial purchasers an option to purchase up to an additional $11,000,000 principal amount of notes, which is exercisable for 30 days from the date of original issuance of the notes.

The Notes and the common stock issuable upon conversion of the notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws and may not be offered or sold except to qualified institutional buyers in reliance on Rule 144A under the Securities Act. Resales of the notes and the common stock issuable upon conversion of the notes are restricted.

Pursuant to the terms of the Purchase Agreement, Pinnacle Airlines has agreed, subject to certain exceptions, not to offer, sell or otherwise dispose of any shares of Pinnacle Airlines common stock or any securities convertible or exchangeable into Pinnacle Airlines common stock for a period of 90 days from the date of the Purchase Agreement. The representatives of the initial purchasers, in their sole discretion, may release any of the securities subject to such restrictions at any time without notice.

Pinnacle Airlines has agreed to indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act, and will contribute to payments that the initial purchasers may be required to make in respect of those liabilities.

A copy of the Purchase Agreement is attached as Exhibit 99.1 to this current report on Form 8-K.

Indenture

On February 8, 2005, Pinnacle Airlines entered into an indenture with Deutsche Bank Trust Company, as trustee, relating to the issuance of $110,000,000 aggregate principal amount of the Notes (the "Indenture"). Pinnacle Airlines incorporates by reference the information contained in Item 2.03 (Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) of this current report on Form 8-K into this Item 1.01.

A copy of the Indenture is attached as Exhibit 99.2 to this current report on Form 8-K.

Registration Rights Agreement

On February 8, 2005, Pinnacle Airlines entered into a Registration Rights Agreement (the "Registration Rights Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Raymond James & Associates, Inc., as representatives of the several initial purchasers of the Notes. The Registration Rights Agreement provides that Pinnacle Airlines agrees, for the benefit of the holders of the Notes and the shares of Pinnacle Airlines common stock, par value $.01 per share (the "Common Stock"), issuable upon conversion of the Notes, that Pinnacle Airlines and any of the subsidiary guarantors will, at its cost:

  - file with the Securities and Exchange Commission no later than the 90th day after the first date of original issuance of the Notes, a shelf registration statement covering resales of the Notes and the Common Stock issuable upon conversion, redemption or repurchase thereof pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"):

  - use reasonable efforts to cause the shelf registration statement to be declared effective under the Securities Act no later than 180 days after the first date of original issuance of the Notes; and

  - use reasonable efforts to keep the shelf registration statement effective until the earliest of:

     1) the second anniversary of the last date of original issuance of the Notes;

     2) the date when the holders of Notes and holders of the shares of Common Stock issuable upon conversion, redemption or repurchase of the Notes are able to sell such Notes and such shares immediately without restriction pursuant to the volume limitation provisions of Rule 144 under the Securities Act; and

     3) the date when all of the Notes and the Common Stock issuable upon conversion, redemption or repurchase thereof have been sold either pursuant to the shelf registration statement or pursuant to Rule 144 under the Securities Act or any similar provision then in force.

If Pinnacle Airlines fails to comply with certain of the terms of the Registration Rights Agreement (a "Registration Default"), predetermined "additional amounts" will accrue on the Notes that are transfer restricted securities, from and including the day following the Registration Default to but excluding the earlier of (1) the day on which the Registration Default has been cured and (2) the date the registration statement is no longer required to be kept effective. The additional amounts will be paid to holders of Notes entitled to interest payments on such dates semiannually in arrears on each February 15 and August 15 and will accrue at a rate per year equal to:

  - 0.25% of the principal amount of a Note to and including the 90th day following such Registration Default; and
  - 0.50% of the principal amount of a Note from and after the 91st day following such Registration Default.

In no event will additional amounts exceed 0.50% per year.

A copy of the Registration Rights Agreement is attached as Exhibit 99.3 to this current report on Form 8-K.

Fourth Amendment to the Revolving Credit Facility

On February 8, 2005, Pinnacle Airlines, Inc., a wholly owned subsidiary of Pinnacle Airlines Corp., and Northwest Airlines, Inc. entered into the Fourth Amendment to the Revolving Credit Facility between Pinnacle Airlines, Inc. and Northwest Airlines, Inc. Among other things, the Fourth Amendment changes the outside termination date of the Revolving Credit Facility to June 30, 2005 and further provides that Pinnacle Airlines Corp. shall cancel the promissory note payable by Pinnacle Airlines, Inc. to Northwest Airlines, Inc. ($120 million outstanding balance) immediately after Pinnacle Airlines Corp. purchases such promissory note from Northwest Airlines, Inc. The Fourth Amendment also permits Pinnacle Airlines, Inc. to pay certain dividends to Pinnacle Airlines Corp. in order for Pinnacle Airlines Corp. to meet its financial obligations associated with its 3.25% Senior Convertible Notes due 2025.

A copy of the Fourth Amendment is attached as Exhibit 99.4 to this current report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 8, 2005, Pinnacle Airlines entered into the Indenture with Deutsche Bank Trust Company, as trustee, relating to the issuance of $110,000,000 aggregate principal amount of the Notes that were sold in accordance with the Purchase Agreement in a private placement, which was consummated on February 8, 2005.

The Notes will bear interest at the rate of 3.25% per year. Interest on the Notes is payable on August 15 and February 15 of each year, beginning on August 15 2005. The Notes will mature on February 15, 2025, unless earlier converted, redeemed or repurchased by Pinnacle Airlines.

Pinnacle Airlines may redeem some or all of the Notes for cash at any time on or after February 15, 2010, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest (and contingent interest and additional amounts, if any) to the redemption date. Prior to February 15, 2010, Pinnacle Airlines cannot redeem the Notes. A holder of the Notes may require Pinnacle Airlines to repurchase for cash some or all of such holder's notes at a repurchase price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest (including contingent interest and additional amounts, if any) up to but excluding the applicable repurchase date, on February 15, 2010, February 15, 2015 and February 15, 2020 or, subject to specified exceptions, at any time prior to the Notes' maturity following a fundamental change as described in the Indenture.

Holders may convert their Notes into cash and shares of Common Stock, if any, at a conversion rate of 75.6475 shares per $1,000 principal amount of Notes, subject to adjustment upon certain events, under the following circumstances:
(1) during specified periods, if the price of the Common Stock reaches, or the trading price of the Notes falls below, specified thresholds described in the Indenture; (2) if Pinnacle Airlines calls the Notes for redemption; or (3) upon the occurrence of certain corporate transactions. Upon conversion, Pinnacle Airlines will deliver cash equal to the lesser of the aggregate principal amount of Notes to be converted and its total conversion obligation and shares of

Common Stock in respect of the remainder, if any, of its conversion obligation. If certain corporate transactions occur on or prior to February 15, 2010, Pinnacle Airlines will increase the conversion rate by a number of additional shares of Common Stock or, in lieu thereof, Pinnacle Airlines may under certain circumstances elect to adjust the conversion rate and the related conversion obligation so that the Notes will be convertible into shares of the acquiring or surviving company, in each case as described in the Indenture.

The Notes will be direct, unsecured and unsubordinated obligations of Pinnacle Airlines and will rank equal in priority with all of its existing and future subordinated indebtedness. The Notes will effectively rank junior to any of its existing and future secured indebtedness and to the liabilities of its subsidiary.

Since the Notes provide for this net share settlement, the number of shares used for purposes of calculating fully diluted earnings per share of Pinnacle Airlines during a reporting period will not increase as a result of the sale of the Notes this transaction unless the average price of the Pinnacle Airlines common stock during such reporting period exceeds the initial conversion price of $13.22, and then only to the extent of such excess.

Item 3.02.  Unregistered Sales of Equity Securities.

Pinnacle Airlines incorporates by reference the information contained under the heading "Purchase Agreement" in Item 1.01 (Entry into a Material Definitive Agreement) and Item 2.03 (Creation of a Direct Financial Obligation or an
Obligation under an Off-Balance Sheet Arrangement of a Registrant) of this current report on Form 8-K into this Item 3.02.

The sale of the Notes was made to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, was exempt under
Section 4(2) of the Securities Act of 1933.

The sale of the Notes involved a 3.25% underwriting discount for Merrill Lynch, Pierce, Fenner & Smith Incorporated and Raymond James & Associates, Inc., as representatives of the several initial purchasers of the Notes.

Item 7.01.  Regulation FD Disclosure.

On February 7, 2005, Pinnacle Airlines issued a press release commenting on the structure of its 3.25% Senior Convertible Notes due 2025. A copy of the press release is attached as Exhibit 99.5 to this Current Report on Form 8-K.

On February 8, 2005, Pinnacle Airlines issued a press release announcing the completion on February 8, 2005 of its sale of $110,000,000 aggregate principal amount of its 3.25% Senior Convertible Notes due 2025. A copy of the press release is attached as Exhibit 99.6 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities. The offering has been made only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. The securities offered have not been registered under the Securities Act, or any state securities laws, and unless so registered may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Item 9.01.  Financial  Statements,  Pro Forma  Financial  Information and
            Exhibits.

   (c) Exhibits:

   Exhibit
    Number      Description
   --------   ------------------------------------------------------------------

     99.1 Purchase Agreement, dated as of February 3, 2005, by and among, Pinnacle Airlines Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Raymond James & Associates, Inc.

     99.2 Indenture, dated as of February 8, 2005, by and between Pinnacle Airlines Corp. and Deutsche Bank Trust Company

     99.3 Registration Rights Agreement, dated as of February 8, 2005, by and among Pinnacle Airlines Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Raymond James & Associates, Inc.

     99.4 Fourth Amendment, dated February 8, 2005, to the Revolving Credit Facility between Pinnacle Airlines, Inc. and Northwest Airlines, Inc.

     99.5       Press release issued by Pinnacle Airlines Corp. dated
                February 7, 2005

     99.6       Press release issued by Pinnacle Airlines Corp. dated
                February 8, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PINNACLE AIRLINES CORP.
                                   (Registrant)

                                   By: /s/ Peter D. Hunt
                                      --------------------------------
                                      Peter D. Hunt
                                      Vice President and Chief Financial Officer




February 8, 2005

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  --------------------------------------------------------------

     99.1 Purchase Agreement, dated as of February 3, 2005, by and among, Pinnacle Airlines Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Raymond James & Associates, Inc.

     99.2 Indenture, dated as of February 8, 2005, by and between Pinnacle Airlines Corp. and Deutsche Bank Trust Company

     99.3 Registration Rights Agreement, dated as of February 8, 2005, by and among Pinnacle Airlines Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Raymond James & Associates, Inc.

     99.4 Fourth Amendment, dated February 8, 2005, to the Revolving Credit Facility between Pinnacle Airlines, Inc. and Northwest Airlines, Inc.

     99.5        Press release issued by Pinnacle Airlines Corp. dated
                 February 7, 2005

     99.6        Press release issued by Pinnacle Airlines Corp. dated
                 February 8, 2005